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                                                                     EXHIBIT 4.4
                                                                  Execution Copy

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 24, 2003 (this "Amendment"), is among LANCASTER COLONY CORPORATION, an Ohio corporation (the "Borrower"), the Lenders and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as LC Issuer and as Agent.

                                    RECITALS
                                    --------

                  A. The Borrower, the Agent, the LC Issuer and the Lenders are parties to a Credit Agreement dated as of February 13, 2001 (the "Credit Agreement").

                  B. The Borrower desires to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS
                                      -----

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set
                             ----------
forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1 The first reference in Section 5.9 and the reference in Section 7.10 to "$15,000,000" are deleted and "$30,000,000" is substituted in each place thereof.

                  ARTICLE II. REPRESENTATIONS. Each of the Borrower and each
                              ---------------
Guarantor (by signing the Consent and Agreement hereto) represents and warrants to the Agent, the LC Issuer and the Lenders that:

                  2.1 It has the power and authority and legal right to execute and deliver this Amendment and the Consent and Agreement hereto, as the case may be, and to perform its obligations thereunder. The execution and delivery by it of this Amendment and the Consent and Agreement hereto, as the case may be, and the performance of its obligations thereunder have been duly authorized by proper corporate and other required proceedings, and this Amendment and the Consent and Agreement hereto, as the case may be, to which it is a party constitute legal, valid and binding obligations of it, enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  2.2 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.3 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

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                  ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall
                               ----------------------------
become effective as of the date hereof when each of the following conditions is satisfied:

                  3.1 The Borrower and the Required Lenders shall have signed this Amendment.

                  3.2 The Guarantors shall have signed the Consent and Agreement hereto.

                  3.3 The Borrower shall have delivered or caused to be delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

                  ARTICLE IV. MISCELLANEOUS.
                              --------------

                  4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.2 Except as expressly amended hereby, the Borrower and Guarantors (by signing the Consent and Agreement hereto) agree that the Credit Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrower and the Guarantors (by signing the Consent and Agreement hereto) acknowledges and agrees that the Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrower and the Guarantors, all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Agent or any Lender, any subsidiary of affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action.

                  4.3 Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

                                       -2-

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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                           LANCASTER COLONY CORPORATION

                                           By: /s/John L. Boylan
                                              ---------------------------------

                                           Title:  Treasurer

                                           By: /s/David M. Segal
                                              ---------------------------------

                                           Title:  Secretary

                                       -3-

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                               BANK ONE, NA, as Agent, LC Issuer and as a Lender

                               By: /s/Joseph Pinzone
                                   --------------------------------------------

                               Title:  Director

                                       -4-

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                                           THE HUNTINGTON NATIONAL BANK, as
                                           Documentation Agent and as a Lender

                                           By: /s/Nancy J. Cracolice
                                               --------------------------------

                                           Title:  Vice President

                                       -5-

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                                           SUNTRUST BANK

                                           By: /s/Molly J. Drennan
                                              ---------------------------------

                                           Title:  Director

                                       -6-
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                                              NATIONAL CITY BANK

                                              By: /s/Thomas E. Redmond
                                                  ------------------------------

                                              Title: Senior Vice President

                                      -7-

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                                              FIFTH THIRD BANK, CENTRAL OHIO

                                              By: /s/Kim Dennis
                                                  ------------------------------

                                              Title: Assistant Vice President

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                              CONSENT AND AGREEMENT
                              ---------------------

                  As of the date and year first above written, each of the undersigned hereby:

                  (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

                  (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent, the LC Issuer or the Lenders (collectively, the "Guarantor Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Document; and

                  (c) acknowledges that its consent and agreement hereto is a condition to the Lenders' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                                              E.O. BRODY COMPANY

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              DEE ZEE, INC.

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

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                                              INDIANA GLASS COMPANY

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              KONETA, INC.

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              LANCASTER GLASS CORPORATION

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              T. MARZETTI COMPANY

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              NEW YORK FROZEN FOODS, INC.

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              PRETTY PRODUCTS, INC.

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              REAMES FOODS, INC.

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary

                                              SISTER SCHUBERT'S HOMEMADE ROLLS,
                                              INC.

                                              By: /s/John L. Boylan
                                                  ------------------------------

                                              Title: Treasurer

                                              By: /s/David M. Segal
                                                  ------------------------------

                                              Title: Secretary